THE PHOENIX EDGE SERIES FUND


                   Supplement Dated September 27, 2001 to the
                          Prospectus Dated May 1, 2001




The following paragraph should be inserted under a new heading entitled "Manager of Managers" on page 114 of the prospectus:

The Fund and PVA have filed an application for an order of the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the Fund to be managed under a "manager of managers" structure. If the Securities and Exchange Commission grants the requested exemptive order, PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The order would, therefore, permit the Fund and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The Fund and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the Fund will obtain this order from the Securities and Exchange Commission.



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